                    WESTERFED FINANCIAL CORPORATION ANNOUNCES
                           THIRD QUARTER EARNINGS AND
                          INCREASED QUARTERLY DIVIDEND


     Missoula, Montana -- April 25, 1997 -- WesterFed Financial Corporation (the "Company") (NASDAQ - WSTR), the holding company for Western Federal Savings Bank of Montana (the "Bank"), announced earnings for the third quarter ended March 31, 1997 of $1.2 million, or $0.25 per share, as compared to $0.26 per share for the same period last year. Earnings for the quarter ended March 31, 1997 included after-tax charges of $165,000, or $0.03 per share, for charges incurred by the Company in connection with the acquisition of Security Bancorp of Billings, Montana on February 28, 1997. The earnings for the nine month period ended March 31, 1997 were $2.4 million, or $0.52 per share, as compared to earnings of $3.3 million, or $0.78 per share, for the same period last year. The earnings for the nine month period ended March 31, 1997 include a one time after-tax charge to earnings of $1.4 million, or $0.32 per share, for a special assessment to recapitalize the Savings Association Insurance Fund ("SAIF").

     The Company also announced it will pay a cash dividend of $0.105 per share for the quarter ended March 31, 1997. The dividend will be payable on May 21, 1997 to stockholders of record on May 7, 1997. The quarterly cash dividend was increased 5.0% over the prior quarter's regular cash dividend of $0.10 per share. The Company has increased regular cash dividends every quarter since becoming a public company.

     President and Chief Executive Officer Lyle R. Grimes stated, "We are excited that the acquisition of Security Bancorp has been closed, allowing us to fulfill our business strategy of adding commercial banking to our operations. At March 31, 1997, we had $58.2 million of commercial loans and $25.3 million of agricultural loans. We had no commercial or agricultural loans prior to the acquisition."

     As a result of the acquisition, total assets increased to $932.4 million at March 31, 1997 as compared to $563.9 million at June 30, 1996. Total loans increased to $597.2 million at March 31, 1997 as compared to $368.2 million at June 30, 1996 and total deposits increased to $634.4 million at March 31, 1997 as compared to $350.2 million at June 30, 1996. Total stockholders' equity increased to $102.4 million, or 11.0% of assets and tangible stockholders' equity was $80.9 million, or 8.9% of tangible assets at March 31, 1997.

     Net income increased to $1.2 million for the quarter ended March 31, 1997 from $1.1 million for the same period last year. The earnings for the quarter just ended include one month of earnings from the acquisition of Security Bancorp, which was completed February 28, 1997, and include after-tax charges of $165,000 for costs related to the acquisition. The interest rate spread increased as a result of the acquisition to 3.38% at March 31, 1997 as compared to 2.65% at the end of the prior quarter.

     Non-performing assets totaled $2.0 million at March 31, 1997, up from $1.4 million at December 31, 1996, due primarily to the acquisition, and up from $715,000 at June 30, 1996. However, non-performing assets as a percentage of total assets decreased to 0.22% at March 31, 1997 from 0.25% at December 31, 1996, but increased from 0.13% at June 30, 1996. The ratio of allowance for loan losses to non-performing assets increased to 222.9% at March 31, 1997 as compared to 139.9% at December 31, 1996 and 280.4% at June 30, 1996. Loan loss reserves were $4.5 million at March 31, 1997 as compared to $2.0 million at June 30, 1996. The Company had no real estate owned at March 31, 1997.

     WesterFed Financial Corporation's only subsidiary, Western Federal Savings Bank of Montana, which is Montana's largest savings bank, operates nineteen Western Federal offices and sixteen Security Bank Division offices in twenty Montana communities.

CONTACT:                   Dale W. Brevik, Vice President/Marketing
                           James A. Salisbury, Treasurer/Chief Financial Officer
                           (406) 721-5254

CONSOLIDATED BALANCE SHEETS
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except share and per share data)

                                                                       (Unaudited)
                                                                        March 31,    June 30,
                                                                           1997        1997
                                                                        ----------   --------
                              ASSETS

Cash and due from banks                                                 $  14,629    $   7,829
Interest-bearing due from banks                                            10,209        5,470
                                                                        ---------    ---------
       Cash and cash equivalents                                           24,838       13,299

Interest-bearing deposits                                                   3,350        3,000
Investment securities available-for-sale                                   32,221       35,637
Investment securities, at amortized cost (estimated market value
  of $23,446 at March 31, 1997 and $9,399 at June 30, 1996)                23,470        9,347
Stock in Federal Home Loan Bank of Seattle, at cost                        11,246        7,471
Mortgage-backed securities available-for-sale                              59,325       44,909
Mortgage-backed securities, at amortized cost (estimated market value
  of $114,588 at March 31, 1997 and $59,278 at June 30, 1996)             114,740       60,038
Loans available-for-sale                                                    1,046        3,967
Loans receivable, net                                                     596,111      364,226
Accrued interest receivable                                                 6,686        3,695
Premises and equipment, net                                                28,892       13,758
Core deposit intangible                                                     6,717         --
Goodwill                                                                   14,782         --
Cash surrender value of life insurance policies                             6,048        3,183
Other assets                                                                2,968        1,401
                                                                        ---------    ---------

       Total assets                                                     $ 932,440    $ 563,931
                                                                        =========    =========


               LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits                                                              $ 634,404    $ 350,212
  Borrowed funds                                                          168,869      125,838
  Advances from borrowers for taxes and insurance                           7,058        3,255
  Income taxes                                                              4,559        1,961
  Accrued interest payable                                                  3,272        1,219
  Accrued expenses and other liabilities                                   11,914        2,839
                                                                        ---------    ---------

       Total liabilities                                                  830,076      485,324
                                                                        ---------    ---------

Stockholders' Equity:
  Preferred stock, $.01 par value, 5,000,000 shares authorized;
    none outstanding                                                         --           --
  Common stock, $.01 par value, 10,000,000 shares authorized;
    5,551,172 shares outstanding at March 31, 1997, and
    4,395,204 outstanding at June 30, 1996                                     58           46
  Additional paid-in capital                                               67,595       45,451
  Common stock acquired by ESOP/RRP                                        (3,032)      (3,558)
  Treasury stock, at cost                                                  (3,080)      (3,079)
  Net unrealized gain on securities available-for-sale                       (155)        (226)
  Retained earnings, substantially restricted                              40,978       39,973
                                                                        ---------    ---------

       Total stockholders' equity                                         102,364       78,607
                                                                        ---------    ---------

       Total liabilities and stockholders' equity                       $ 932,440    $ 563,931
                                                                        =========    =========


       Book value per share                                             $   18.44    $   17.88
                                                                        =========    =========

       Book value per share - tangible                                  $   14.57    $   17.88
                                                                        =========    =========

CONSOLIDATED STATEMENTS OF INCOME
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except share and per share data)

                                                                                  (Unaudited)                    (Unaudited)
                                                                               Three Months Ended             Nine Months Ended
                                                                                   March 31,                       March 31,
                                                                              1997            1996           1997           1996
                                                                            ----------     ----------     ----------     ----------
Interest income:
   Loans receivable                                                         $    9,288     $    7,359     $   24,832     $   21,034
   Mortgage-backed securities available-for-sale                                   748          1,157          2,145          3,332
   Mortgage-backed securities                                                    1,308          1,191          3,346          3,824
   Investment securities available-for-sale                                        694            646          2,141          2,264
   Investment securities                                                           134            211            348            698
   Interest-bearing deposits                                                       357            163            846            572
   Other                                                                            56             46            148            135
                                                                            ----------     ----------     ----------     ----------

     Total interest income                                                      12,585         10,773         33,806         31,859
                                                                            ----------     ----------     ----------     ----------
Interest expense:
   NOW and money market demand                                                     488            438          1,237          1,326
   Savings                                                                         545            478          1,484          1,463
   Certificates of deposit                                                       3,771          3,157          9,774          9,356

   Advances from FHLB - Seattle and other borrowed funds                         2,125          2,196          6,289          6,544
                                                                            ----------     ----------     ----------     ----------

     Total interest expense                                                      6,929          6,269         18,784         18,689
                                                                            ----------     ----------     ----------     ----------

     Net interest income                                                         5,656          4,504         15,022         13,170
Provision for loan losses                                                           61           --              103           --
                                                                            ----------     ----------     ----------     ----------

     Net interest income after provision for loan losses                         5,595          4,504         14,919         13,170
                                                                            ----------     ----------     ----------     ----------
Non-interest income:
   Loan origination fees                                                           121             47            345            250
   Service fees                                                                    761            516          1,891          1,563
   Net gain on sale of loans and securities available-for-sale                      86             91            400            540
   Other                                                                            52            121            122            199
                                                                            ----------     ----------     ----------     ----------

     Total non-interest income                                                   1,020            775          2,758          2,552
                                                                            ----------     ----------     ----------     ----------
Non-interest expenses:
   Compensation and employee benefits                                            2,357          1,986          5,951          5,616
   Net occupancy expense of premises                                               356            237            834            664
   Equipment and furnishings expense                                               257            179            622            462
   Data processing expenses                                                        241            173            574            481
   Federal insurance premium                                                        60            203            425            603
   SAIF special assessment                                                        --             --            2,297           --
   Intangibles amortization                                                        123           --              123           --
   Marketing and advertising                                                       129             65            361            389
   Other                                                                         1,083            615          2,601          2,086
                                                                            ----------     ----------     ----------     ----------

     Total non-interest expense                                                  4,606          3,458         13,788         10,301
                                                                            ----------     ----------     ----------     ----------

     Income before income taxes                                                  2,009          1,821          3,889          5,421

Income taxes                                                                       814            703          1,521          2,090
                                                                            ----------     ----------     ----------     ----------

     Net income                                                             $    1,195     $    1,118     $    2,368     $    3,331
                                                                            ==========     ==========     ==========     ==========

Net income per share                                                        $     0.25     $     0.26     $     0.52     $     0.78
                                                                            ==========     ==========     ==========     ==========

Dividends per share                                                         $    0.105     $    0.085     $    0.300          0.240
                                                                            ==========     ==========     ==========     ==========

Dividend payout ratio                                                            42.00%         32.69%         57.69%         30.77%
                                                                            ==========     ==========     ==========     ==========

Weighted average common shares outstanding for earnings per share            4,736,356      4,266,927      4,396,293      4,262,021
                                                                            ==========     ==========     ==========     ==========


Selected Financial Ratios and Other Data:

                                                                                  (Unaudited)                    (Unaudited)
                                                                               Three Months Ended             Nine Months Ended
                                                                                   March 31,                       March 31,
                                                                              1997            1996           1997           1996
                                                                            ----------     ----------     ----------     ----------
Performance Ratios:
  Return on assets (ratio of net income to average total assets) (1)          0.70%          0.77%          0.52%          0.77%
  Return on assets before SAIF special assessment (1)                         0.70           0.77           0.83           0.77
  Return on equity (ratio of net income to average equity) (1)                5.46           5.73           3.85           5.78
  Return on equity before SAIF special assessment (1)                         5.46           5.73           6.07           5.78

  Interest rate spread information:
       Average during period                                                  3.07           2.62           2.93           2.57
       End of period                                                          3.38           2.54           3.38           2.54
  Net interest margin (1) (2)                                                 3.54           3.22           3.49           3.18
  Ratio of non-interest expense to average total assets (1)                   2.70           2.37           3.03           2.38
  Ratio of non-interest expense without SAIF special assessment
     to average total assets (1)                                              2.70           2.37           2.53           2.38

Asset Quality Ratios:
  Non-performing assets to total assets, at end of period                     0.22           0.07           0.22           0.07
  Total allowance for loan losses to total non-performing
     assets (3)                                                             222.91         468.93         222.91         468.93

Capital Ratios:
  Stockholders' equity to total assets, at end of period                     10.98          13.28          10.98          13.28
  Tangible stockholders' equity to tangible assets, at end of period          8.88          13.28          8.88          13.28
  Average equity to average assets                                           12.83          13.38          13.52          13.33
  Ratio of average interest-earning assets to average
     interest-bearing liabilities                                           110.73         113.39         112.82         113.53


  (1)  Annualized
  (2)  Net interest income divided by average interest-earning assets
  (3)  Includes non-performing and foreclosed assets